Note 14 - Legal Matters	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Legal Matters and Contingencies [Text Block]

Note 14.  Legal Matters

In the ordinary course of conducting its business, Avalon becomes involved in lawsuits, administrative proceedings and governmental investigations, including those related to environmental matters. Some of these proceedings may result in fines, penalties or judgments being assessed against Avalon which, from time to time, may have an impact on its business and financial condition. Although the outcome of such lawsuits or other proceedings cannot be predicted with certainty, Avalon does not believe that any uninsured ultimate liabilities, fines or penalties resulting from such pending proceedings, individually or in the aggregate, would have a material adverse effect on its liquidity, financial position or results of operations (See Note 17).

In August 2018, Avalon filed a complaint in the United States District Court for the Southern District of New York against Guy Gentile and MintBroker International, Ltd (collectively “MintBroker”). The complaint seeks to recover from MintBroker all short-swing trading profits realized through its purchases and subsequent sales of the Avalon Class A Common Stock during the six month period ending on or about August 1, 2018, in accordance with Section 16(b) of the Securities Exchange Act of 1934, as amended, based on MintBroker’s Schedule 13(d), Form 3 and Form 4 filings made with the Securities and Exchange Commission.

In April 2022, the United States District Court for the Southern District of New York determined that MintBroker was liable under Section 16(b) of the Securities Exchange Act of 1934, as amended. The case was referred to a magistrate judge for a determination of damages. There can be no assurance that any damages determined by the court are collectible.